UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2012 (March 6, 2012)

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Dry Creek Drive, Suite 260 Longmont, Colorado 80503

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 684-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2012, the Compensation Committee of the Board of Directors of DigitalGlobe, Inc. (the “Company”) (i) determined the cash bonuses and long-term incentives payable to the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) under the Company’s 2011 Executive Success Sharing Plan (the “2011 Success Sharing Plan”) as well as the 2012 salaries for each of the named executive officers and (ii) adopted the DigitalGlobe, Inc. Executive Success Sharing Plan (the “Success Sharing Plan”). The 2011 Success Sharing Plan is filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The 2011 cash bonus awards, 2012 long-term equity incentive grants (for performance in 2011) and 2012 base salaries for the named executive officers are set forth on Exhibit 10.1 attached hereto and are incorporated herein by reference.

The Success Sharing Plan is the Company’s incentive compensation plan under which both annual cash bonuses and annual long term incentive grants are awarded to executives. The Success Sharing Plan covers our President and other executive officers. The following description of the material terms of the Success Sharing Plan does not purport to be a complete description of the Success Sharing Plan and is qualified in its entirety by reference to the Success Sharing Plan, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The purpose of the Success Sharing Plan is to recognize overall company success, as well as departmental, team, and individual contributions. Thus, the Success Sharing Plan has both formulaic and discretionary or qualitative elements. The Compensation Committee and the Company’s full Board of Directors ultimately have discretion with respect to approval of both the cash and the equity awards made under the Success Sharing Plan, beginning with such awards for the 2012 fiscal year.

Under the Success Sharing Plan, not later than 90 days after the beginning of each plan year, the Compensation Committee shall determine the performance goals for such plan year, each participant’s target cash bonus if such goals are satisfied, the maximum cash bonus potentially payable to the participant and the cash bonus payable to the participant at each level of achievement. The performance goals shall be specified by the Compensation Committee by reference to pre-determined, objectively determinable factors applied to either the Company as a whole or to a business unit, subsidiary, division or profit center, either individually or in any combination. The performance goals may be determined on an absolute basis or relative to a pre-established target and may include several financial metrics such as revenues, EBITDA margin percentage, return on invested capital, market capitalization, operating margin, net income or other measures.

For 2012, the Compensation Committee has determined the target cash bonus amount under the Success Sharing Plan for each participant based on a percentage of such participant’s base salary. Seventy percent of an eligible participant’s target cash bonus will be based on the achievement of two Company financial performance metrics (1) EBITDA margin percentage and (2) consolidated revenue, equally weighted between the two factors. EBITDA margin percentage is defined as (i) the Company’s income or loss before taxes from continuing operations, plus bonus expense, plus interest expense, less interest income, plus depreciation and amortization divided by (ii) the Company’s consolidated revenue. Ninety-five % of the target for EBITDA margin percentage must be met for any amount to be payable under that metric and 93% of the target for consolidated revenue must be met for any amount to be payable under that metric. Thirty percent of an eligible participant’s target cash bonus is discretionary and is based on the Compensation Committee’s qualitative assessment of the participant’s job performance for the year. Under the Success Sharing Plan, actual payouts of the cash award for 2012 can range from 0% to 200% of an individual’s target levels, depending on the level of achievement of the Company financial metrics for the formula-based portion, and the size of the award under the discretionary portion. The Company, upon approval from the Compensation Committee, may modify the performance thresholds for the metrics or other terms of the Success Sharing Plan at any time. The 2012 target cash bonus payments for each of the Company’s named executive officers is set forth on Exhibit 10.1 attached hereto and incorporated herein by reference.

In addition to the cash bonus award, the Success Sharing Plan provides for equity awards that can be granted to the participants at the discretion of the Compensation Committee following completion of each fiscal year. Such equity awards are anticipated to be granted under the Company’s 2007 Employee Stock Option Plan, as amended (the “2007 Plan”), which is filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended

December 31, 2011. Awards may be in the form of stock options, restricted stock, restricted share units or performance share units. Unless otherwise determined by the Compensation Committee, it is expected that any such awards, other than performance share units, would vest in four equal successive increments on each of the first four anniversaries of the grant date with any provisions for acceleration of vesting being set forth in the applicable award documentation.

In connection with equity awards that may be granted under the Success Sharing Plan and the 2007 Plan, the Compensation Committee and the Company’s Board of Directors approved the forms of Incentive Stock Option Award Agreements with standard vesting and “double trigger” acceleration, Nonqualified Stock Option Award Agreements with standard vesting and “double trigger” acceleration and Restricted Stock Award Agreements with standard vesting and “double trigger” acceleration. Such forms are attached hereto as Exhibits 10.3 – 10.8 and are incorporated herein by reference.

The Compensation Committee and the Company’s Board of Directors also adopted the form of Performance Share Unit Award Agreement for equity incentive grants that the Company may make under the Success Sharing Plan and the 2007 Plan, which is attached hereto as Exhibit 10.9 and incorporated herein by reference. The Success Sharing Plan provides that performance share units, or PSUs, may be granted with respect to all or a portion of future long-term incentive awards. Each PSU is equivalent in value to one share of common stock and vests over a three-year performance period. The actual number of shares for each PSU may increase up to two shares or decrease to zero depending upon the achievement of pre-determined performance goals established by the Compensation Committee. The form of Performance Share Unit Award Agreement provides for vesting based upon the achievement of certain return on invested capital, or ROIC, performance, over a three-year period as set forth therein.

The form of performance share unit award agreement provides that in the event of a change in control, the earned number of PSUs shall be calculated based upon the actual performance goal attainment through the date of the change in control and any PSUs that are not determined as having been achieved based on actual performance shall be forfeited. If the PSUs are not assumed by the successor entity, the recipient shall receive the consideration received in the change in control transaction for each earned PSU held on the effective date of such transaction. If the PSUs are assumed by the successor entity, the earned PSUs shall vest on their vesting date unless the participant’s service relationship with the Company or a successor entity is terminated without cause within 12 months following the effective date of certain specified change-in-control transactions in which case the earned PSUs shall vest on the participant’s termination date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Executive Compensation and Equity Awards.

Exhibit 10.2	Executive Success Sharing Plan.

Exhibit 10.3	Form of Incentive Stock Option Award Agreement.

Exhibit 10.4	Form of Incentive Stock Option Award Agreement with double trigger acceleration.

Exhibit 10.5	Form of Nonqualified Stock Option Award Agreement.

Exhibit 10.6	Form of Nonqualified Stock Option Award Agreement with double trigger acceleration.

Exhibit 10.7	Form of Restricted Stock Award Agreement.

Exhibit 10.8	Form of Restricted Stock Award Agreement with double trigger acceleration.

Exhibit 10.9	Form of Performance Share Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2012

DIGITALGLOBE, INC.

By:	/s/ Yancey L. Spruill
Yancey L. Spruill
Its:	Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Executive Compensation and Equity Awards.

Exhibit 10.2	Executive Success Sharing Plan.

Exhibit 10.3	Form of Incentive Stock Option Award Agreement.

Exhibit 10.4	Form of Incentive Stock Option Award Agreement with double trigger acceleration.

Exhibit 10.5	Form of Nonqualified Stock Option Award Agreement.

Exhibit 10.6	Form of Nonqualified Stock Option Award Agreement with double trigger acceleration.

Exhibit 10.7	Form of Restricted Stock Award Agreement.

Exhibit 10.8	Form of Restricted Stock Award Agreement with double trigger acceleration.

Exhibit 10.9	Form of Performance Share Unit Award Agreement.